UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on July 2, 2023 (the “Petition Date”), Tattooed Chef, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed a voluntary petition (the “Chapter 11 Cases”) under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The Company Parties’ Chapter 11 proceedings are jointly administered under the caption “In re: Ittella International, LLC, et al.”, Case Number 2:23-bk-14154-SK (the “Chapter 11 Cases”).

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Stretto, Inc., at https://cases.stretto.com/ittella, or by calling (800) 634-7734 (toll-free). The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated therein.

Between October 18, 2023 and October 24, 2023, the Company Parties each filed with the Bankruptcy Court their monthly operating reports for the period beginning September 1, 2023 and ending September 30, 2023 (collectively, the “September Monthly Operating Reports”). The September Monthly Operating Reports are attached hereto, as Exhibits 99.1 through 99.7, and are incorporated herein by reference. This Current Report on Form 8-K (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The September Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at https://cases.stretto.com/ittella.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the September Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The September Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The September Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. The September Monthly Operating Reports also contain information for periods shorter and otherwise different from those contained in the Company’s reports required to be filed pursuant to the Securities Act or Exchange Act. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the September Monthly Operating Reports are complete. Results set forth in the September Monthly Operating Reports should not be viewed as indicative of future results.

Furthermore, this Form 8-K and/or the September Monthly Operating Reports may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Company’s Chapter 11 Cases including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in its Chapter 11 Cases, successfully enter into and implement a restructuring plan; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; satisfaction of any conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Expert Market; as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those identified in the Company’s reports filed with the U.S. Securities & Exchange Commission, and if any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Tattooed Chef, Inc., Monthly Operating Report for the period ended September 30, 2023

99.2	Ittella International, LLC, Monthly Operating Report for the period ended September 30, 2023

99.3	Ittella’s Chef, LLC, Monthly Operating Report for the period ended September 30, 2023

99.4	Karsten Tortilla Factory, LLC, Monthly Operating Report for the period ended September 30, 2023

99.5	My Jojo, Inc., Monthly Operating Report for the period ended September 30, 2023

99.6	BCI Acquisition, Inc., Monthly Operating Report for the period ended September 30, 2023

99.7	New Mexico Food Distributors, Inc.; TTCF-NM Holding, Inc., Monthly Operating Report for the period ended September 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Edward J. Bidanset
	Name:	Edward J. Bidanset
	Title:	Chief Restructuring Officer

Date: November 3, 2023

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